                                                                    Exhibit 31.1

CERTIFICATIONS

I, James A. Risher, certify that:

1. I have reviewed  this Annual  Report on Form 10-K of Del Global  Technologies
Corp.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements made, in light of the  circumstances  under which such statements were made, not misleading with respect to the period covered by this report;

3.  Based  on my  knowledge,  the  financial  statements,  and  other  financial information included in this report, fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The  registrant's  other  certifying  officer(s)  and I are  responsible  for establishing and maintaining  disclosure  controls and procedures (as defined in
Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a) Designed such disclosure controls and procedures,  or caused such disclosure controls and  procedures to be designed  under our  supervision,  to ensure that material  information  relating to the  registrant,  including its  consolidated subsidiaries, is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

(b) Evaluated the  effectiveness  of the  registrant's  disclosure  controls and procedures and presented in this report our conclusions  about the effectiveness of the disclosure  controls and procedures,  as of the end of the period covered by this report based on such evaluation; and

(c)  Disclosed in this report any change in the  registrant's  internal  control over  financial  reporting  that occurred  during the  registrant's  most recent fiscal quarter (the registrant's  fourth fiscal quarter in the case of an annual report) that has  materially  affected,  or is  reasonably  likely to materially affect, the registrant's internal control over financial reporting; and

5. The registrant's other certifying  officer(s) and I have disclosed,  based on our most recent evaluation of internal control over financial reporting,  to the registrant's  auditors  and the audit  committee  of the  registrant's  board of directors (or persons performing the equivalent functions):

All significant  deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are  reasonably  likely to adversely  affect the  registrant's  ability to record,  process,  summarize and report financial information; and

 Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's  internal control over financial reporting.

Date:  October 11, 2007

      /s/ James A. Risher
      -----------------
      James A. Risher
      Chief Executive Officer